                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 16, 2000


                        SMITH-GARDNER & ASSOCIATES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Florida                      0-25297                   65-0090038
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)




      1615 South Congress Avenue, Delray Beach, Florida          33445-6368
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:        (561) 265-2700
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         The Registrant announced its preliminary expectations for the second fiscal quarter ending June 30, 2000. The Registrant expects to report total revenue in the range of $9 million to $11 million, compared to $12.3 million in the second quarter of 1999. Additionally, the Registrant expects to report a loss per share in the range of $.13 to $.16 compared to net income of $.12 per share for the second quarter of 1999. A copy of the Press Release issued by the Registrant is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         The Exhibit to this Form 8-K is listed on the Exhibit Index and is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 3, 2000                            SMITH-GARDNER & ASSOCIATES, INC.



                                               By: /s/ Martin K. Weinbaum
                                                   -----------------------------
                                                   Martin K. Weinbaum
                                                   Vice President Finance and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.:
------------
     99          Press Release issued by the Registrant on June 16, 2000